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                                                           EXHIBIT 4.8


                                 $135,000,000

                        SALTON SEA FUNDING CORPORATION

       $70,000,000 7.02% Senior Secured Series D Notes Due May 30, 2000 $65,000,000 8.30% Senior Secured Series E Bonds Due May 30, 2011




                              PURCHASE AGREEMENT

                                                            June 17, 1996



CS First Boston Corporation
Park Avenue Plaza,
New York, N.Y. 10055

Dear Sirs:

         1. Introductory. Salton Sea Funding Corporation, a Delaware corporation (the "Funding Corporation"), proposes, subject to the terms and conditions stated herein, to issue and sell to CS First Boston Corporation, as initial purchaser ("CSFBC" or the "Purchaser"), U.S.$70,000,000 principal amount of its 7.02% Series D Senior Secured Notes due May 30, 2000 (the "Series D Securities") and U.S.$65,000,000 principal amount of its 8.30% Series E Senior Secured Bonds Due May 30, 2011 (the "Series E Securities" and, collectively with the Series D Securities, the "Securities"), to be issued under a Trust Indenture dated as of July 21, 1995, as supplemented by the First Supplemental Indenture dated as of October 18, 1995 and the Second Supplemental Trust Indenture to be dated as of the Closing Date (as hereinafter defined) (as so supplemented, the "Indenture"), each by and between the Funding Corporation and Chemical Trust Company of California, as trustee (the "Trustee") on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933, as amended (the "Securities Act"). Payments owed under the Securities will be guaranteed by Salton Sea Brine Processing L.P., a California limited partnership ("SSBP"), Salton Sea Power Generation L.P., a California limited partnership ("SSPG"), Fish Lake Power Company, a Delaware corporation ("Fish Lake" and, collectively with SSBP and SSPG, the "Salton Sea Guarantors"), Vulcan Power Company, a Delaware corporation ("VPC"), CalEnergy Operating Company, a Delaware corporation ("CEOC"), BN Geothermal, Inc., a Delaware corporation ("BN/Geothermal"), San Felipe Energy Company, a California corporation ("San Felipe"), Conejo Energy Company, a California corporation ("Conejo"), Niguel Energy Company, a California corporation ("Niguel"), Vulcan/BN Geothermal Power Company, a Nevada general partnership ("Vulcan"), Leathers, L.P., a California limited partnership ("Leathers"), Elmore, L.P., a California

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limited partnership ("Elmore"), Del Ranch, L.P., a California limited partnership ("Del Ranch" and, collectively with VPC, CEOC, BN/Geothermal, San Felipe, Conejo, Niguel, Vulcan, Leathers and Elmore, the "Partnership Guarantors") and Salton Sea Royalty Company, a Delaware corporation ("SSRC" or the "Royalty Guarantor" and, collectively with the Salton Sea Guarantors and the Partnership Guarantors, the "Guarantors"). Capitalized terms used herein without being defined herein shall have the meanings ascribed to such terms in the Indenture (as modified by the form of Second Supplemental Trust Indenture attached as Annex A hereto). Each of the Funding Corporation and the Guarantors hereby agrees with the Purchaser as follows:

         2. Representations and Warranties of the Funding Corporation and the Guarantors.

                  Each of the Funding Corporation and the Guarantors jointly and severally represents and warrants to, and agrees with, the Purchaser that:

                  (a) The Funding Corporation and the Guarantors have prepared a preliminary offering circular dated June 11, 1996 (as it may be amended or supplemented, the "Preliminary Offering Circular") and a final offering circular dated June 17, 1996 (as it may be amended or supplemented, the "Offering Circular") relating to the Securities. Copies of the Preliminary Offering Circular and the Offering Circular have been delivered by the Funding Corporation and the Guarantors to the Purchaser. The Preliminary Offering Circular was on the date thereof accurate in all material respects and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Offering Circular is as of its date (and any amendment or supplement thereto will be as of its date) accurate in all material respects and does not (and will not) contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Funding Corporation and the Guarantors make no representation or warranty as to information contained in or omitted from the Preliminary Offering Circular or the Offering Circular in reliance upon and in conformity with written information furnished to the Funding Corporation through the Purchaser specifically for inclusion therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

                  (b) The Funding Corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business as a foreign corporation, and is a corporation in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so


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qualify would not have a material adverse effect on the Funding Corporation and the Guarantors, taken as a whole). Each of SSBP, SSPG, Leathers, Elmore and Del Ranch is a limited partnership duly formed and validly existing in good standing under the laws of the State of California, is duly qualified to do business as a foreign limited partnership, and is a foreign limited partnership in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the Funding Corporation and the Guarantors, taken as a whole). Each of CEOC, Fish Lake, SSRC and BN/Geothermal has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business as a foreign corporation, and is a corporation in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the Funding Corporation and the Guarantors, taken as a whole). VPC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, is duly qualified to do business as a foreign corporation, and is a corporation in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the Funding Corporation and the Guarantors, taken as a whole). Each of San Felipe, Conejo and Niguel has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, is duly qualified to do business as a foreign corporation and is a corporation in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the Funding Corporation and the Guarantors, taken as a whole). Vulcan is a general partnership duly formed and validly existing in good standing under the laws of the State of Nevada, is duly qualified to do business as a foreign general partnership and is a foreign general partnership in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the Funding Corporation and the Guarantors, taken as a whole). The Funding Corporation and each Guarantor have all necessary power and authority to own or lease their respective properties and to conduct the respective businesses in which they are engaged as described in the Offering Circular. All of the outstanding shares of capital stock of the Funding Corporation have been duly authorized and validly issued and are fully paid and nonassessable and are owned by Magma Power Company ("Magma") free and clear of any claim, lien, encumbrance or agreement, except as contemplated by the Financing Documents; all of the partnership interests of each of SSBP and SSPG represent valid partnership interests in such partnership; all of the general partnership interests in SSBP and SSPG are owned by SSPC, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents; all of the limited partnership interests in SSBP are owned by Magma, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents; all of the limited partnership interests in SSPG are owned by SSBP, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents; 99% of the outstanding shares of capital stock of SSPC are owned by Magma and 1% of such shares are owned by the Funding Corporation, in each case free and clear of any claim, lien, encumbrance

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or agreement except as contemplated by the Financing Documents; all of the outstanding shares of capital stock of each of VPC, CEOC, Fish Lake and SSRC have been duly authorized and validly issued and are fully paid and nonassessable; 99% of the outstanding shares of capital stock of each of VPC, CEOC, Fish Lake and SSRC are owned by Magma and 1% of the outstanding shares of capital stock of each of VPC, CEOC, Fish Lake and SSRC are owned by the Funding Corporation, in each case, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents; all of the outstanding shares of capital stock of BN/Geothermal, San Felipe, Conejo and Niguel have been duly authorized and validly issued and are fully paid and nonassessable; all of the outstanding shares of capital stock of BN/Geothermal are owned by VPC, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents; all of the outstanding shares of capital stock of San Felipe, Conejo and Niguel are owned by CEOC, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents; all of the partnership interests in Vulcan represent valid general partnership interests in Vulcan; 50% of such partnership interests in Vulcan are owned by BN/Geothermal and 50% of such partnership interests are owned by VPC, in each case, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents; all of the partnership interests in each of Leathers, Del Ranch and Elmore represent valid partnership interests in such partnership; a 40% general partnership interest and a 10% limited partnership interest in Leathers is owned by San Felipe, a 40% general partnership interest in Leathers is owned by CEOC and a 10% limited partnership interest in Leathers is owned by Magma, in each case, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents; a 40% general partnership interest and a 10% limited partnership interest in Del Ranch is owned by Conejo, a 40% general partnership interest in Del Ranch is owned by CEOC and a 10% limited partnership interest in Del Ranch is owned by Magma, in each case, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents; a 40% general partnership interest and a 10% general partnership interest in Elmore is owned by Niguel, a 40% general partnership interest in Elmore is owned by CEOC and a 10% limited partnership interest in Elmore is owned by Magma, in each case, free and clear of any claim, lien, encumbrance or agreement except as contemplated by the Financing Documents.

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                  (c) Each of the Funding Corporation and the Guarantors has
all power and authority necessary to execute and deliver this Agreement, the Stock Acquisition Agreement (the "Stock Acquisition Agreement") among CalEnergy Imperial Valley Company, Inc., Magma, CEOC and VPC, the Agreement Terminating Commitments (the "Agreement Terminating Commitments") among Leathers, Elmore, Del Ranch, The Fuji Bank, Limited, Morgan Guaranty Trust Company and the banks party thereto and each other Transaction Document to which it is a party and perform its obligations hereunder and thereunder; each of this Agreement, the Stock Acquisition Agreement, the Agreement Terminating Commitments and the other Transaction Documents to which the Funding Corporation or the Guarantors is a party has been or on the Closing Date (as hereinafter defined) will have been duly authorized, executed and delivered by such party or parties thereto and constitutes the legal, valid and binding obligation of such party or parties, subject to the qualification that the enforceability of such party's or parties' obligations hereunder or thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy; the execution, delivery and performance by each of the Funding Corporation and the Guarantors of this Agreement, the Stock Acquisition Agreement, the Agreement Terminating Commitments, the Second Supplemental Trust Indenture dated as of the Closing Date (the "Supplemental Indenture") by and between the Funding Corporation and the Trustee, the Securities and the other Transaction Documents to which it is a party and its compliance with the provisions hereof and thereof will not breach or (except as contemplated by the Financing Documents) result in the creation or imposition of any lien, charge or encumbrance upon any asset which is material to the Funding Corporation and the Guarantors, taken as a whole (a "Material Asset") pursuant to the terms of, or constitute a breach of, or default under, the partnership agreement or certificate of limited or general partnership of SSBP, SSPG, Vulcan, Leathers, Elmore or Del Ranch, the corporate charter or by-laws of the Funding Corporation, Fish Lake, VPC, CEOC, BN/Geothermal, San Felipe, Conejo, Niguel or SSRC or any agreement, indenture (including, without limitation, the Indenture) or other instrument to which the Funding Corporation or the Guarantors is a party or by which the Funding Corporation or the Guarantors is bound (in each case which is material to the Funding Corporation and the Guarantors taken as a whole) or to which any Material Asset is subject, or any law, order, rule, regulation, judgment or decree of any court or governmental agency having jurisdiction over the Funding Corporation or the Guarantors or any Material Asset of the Funding Corporation or the Guarantors; and, except as completed on or prior to the Closing Date or as required by applicable state securities laws, no consent, authorization or order of, or filing or registration by the Funding Corporation or any Guarantor with, any court, governmental agency or third party is required in connection with the execution, delivery and performance of each of this Agreement and the other Transaction Documents to which the Funding Corporation or any Guarantor is a party.

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                  (d) The execution, delivery and performance by each of the
Funding Corporation and the Guarantors of this Agreement, the Stock Acquisition Agreement, the Agreement Terminating Commitments and the other Transaction Documents to which it is a party and its compliance with the provisions hereof and thereof will not conflict with, result in the creation or imposition (except as contemplated by the Financing Documents) of any lien, charge or encumbrance upon any asset which is material to the business or financial condition of CalEnergy Company, Inc. ("CalEnergy") or Magma pursuant to the terms of, or constitute a breach of, or default under, the corporate charter or by-laws of CalEnergy or Magma or any agreement, indenture or other instrument material to the business or financial condition of CalEnergy and to which CalEnergy or Magma is a party or by which CalEnergy or Magma is bound or to which any asset which is material to the business or financial condition of CalEnergy or Magma is subject, or any law, order, rule, regulation, judgment or decree of any court or governmental agency having jurisdiction over CalEnergy or Magma.

                  (e) Neither the Funding Corporation, Fish Lake, VPC, CEOC, BN/Geothermal, San Felipe, Conejo, Niguel or SSRC is in violation of its corporate charter or by-laws. None of Leathers, Elmore, Del Ranch, SSBP or SSPG is in violation of its respective certificate of limited partnership or partnership agreement. Vulcan is not in violation of its certificate of general partnership or partnership agreement. Neither the Funding Corporation nor any Guarantor (i) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance and observance of any material term, representation, covenant or condition contained in any lease, license, indenture, mortgage, deed of trust, note, bank loan or other evidence of indebtedness or any other agreement, understanding or instrument to which the Funding Corporation or any Guarantor is a party or by which the Funding Corporation or any Guarantor or any property of the Funding Corporation or any Guarantor may be bound or affected, which default would have a material adverse effect on the financial condition, business or results of operations of the Funding Corporation and the Guarantors taken as a whole, or (ii) is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject, which violation would have a material adverse effect on the financial condition, business or results of operations of any Guarantor, which would in turn be reasonably likely to have a material adverse effect on the financial condition, properties, business or results of operations of the Guarantors taken as a whole.

                  (f) Except as described in or contemplated by the Offering Circular, each Guarantor represents, after due inquiry, that it (i) has properly obtained each license, permit, certificate, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business as described in the Offering Circular, and (ii) is in compliance with all terms and conditions of such license, permit, certificate, franchise or other governmental authorization,

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except (x) in either case where the failure to do so would not have a material adverse effect on the financial condition, business or results of operations of the Funding Corporation and the Guarantors taken as a whole, (y) permits, consents and approvals that may be required for future drilling or operating activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course and (z) permits, consents and approvals for developmental or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course.

                  (g) Except as described in or contemplated by the Offering Circular, each of the Funding Corporation and the Guarantors holds, as applicable, good and valid title to, or valid and enforceable leasehold or contractual interests in, all items of real and personal property which are material to the business of the Funding Corporation and the Guarantors taken as a whole, free and clear of all liens, encumbrances and claims which would materially interfere with the conduct of the business of the Funding Corporation and the Guarantors taken as a whole, as described in the Offering Circular. Each of Vulcan, Leathers, Elmore, Del Ranch, SSBP and SSPG carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and which is consistent with what is customarily carried by similar companies engaged in similar businesses. Each of the foregoing insurance policies is valid and in full force and effect. The Funding Corporation and the Guarantors are presently conducting their respective businesses as described in the Offering Circular and in substantial compliance with all applicable rules, regulations and laws.

                  (h) Deloitte & Touche LLP and Coopers & Lybrand, L.L.P., whose respective reports appear in the Offering Circular, are and were, during the period covered by their respective reports, independent with respect to the Funding Corporation and the Guarantors within the meaning of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder (the "Exchange Act").

                  (i) The Supplemental Indenture has been validly authorized and, when executed by the proper officers of the Funding Corporation (assuming the due authorization, execution and delivery thereof by the Trustee) and delivered by the Funding Corporation, will constitute the legal, valid and binding obligation of the Funding Corporation, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles; the Securities have been validly authorized, and, upon payment therefor on the Closing Date as provided herein, will be validly issued and outstanding, and will constitute obligations of the Funding Corporation entitled to the benefits of the Indenture, except as the enforceability thereof may be limited by bankruptcy, insolvency,

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fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles; the summary descriptions contained in the Offering Circular of the Securities, the Indenture and the other Financing Documents conform in all material respect to these documents.

                  (j) This Agreement has been duly authorized, executed and delivered by the Funding Corporation and the Guarantors.

                  (k) Each Financing Document to which the Funding Corporation is a party (other than this Agreement, the Supplemental Indenture and the Securities) has been duly authorized, executed and delivered by the Funding Corporation and, assuming due authorization, execution and delivery by the other Persons party thereto (other than such Persons which are Guarantors or Affiliates thereof), constitutes the legal, valid and binding agreement of the Funding Corporation, enforceable in accordance with its terms, except as enforceability thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and by general principles of equity.

                  (l) The Agreement Terminating Commitments, the Stock Acquisition Agreement and each Financing Document to which any of the Guarantors is a party (other than this Agreement) has been duly authorized, executed and delivered by the Guarantors party thereto and, assuming due authorization, execution and delivery by the other Persons party thereto (other than such Persons which are the Funding Corporation, other Guarantors or Affiliates thereof), constitutes the legal, valid and binding agreement of the Guarantors party thereto, enforceable in accordance with its terms, except as enforceability thereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and general principles of equity.

                  (m) Each Project Document to which any of the Guarantors is a party has been duly authorized, executed and delivered by the Guarantors party thereto and, assuming due authorization, execution and delivery by the other parties thereto which are not Guarantors or Affiliates thereof, constitutes a legal, valid and binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its respective terms, except as enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability affecting creditors' rights generally and general principles of equity.

                  (n) The execution and delivery of each of the Security Documents to which the Funding Corporation or any of the Guarantors is a party or will be a party on the Closing Date is or will be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties and, in certain circumstances, the Funding Corporation, as

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security for the payment and performance of the obligations secured thereby, a valid and enforceable security interest in the Collateral covered or purported to be covered thereby. Such security interests granted by the Salton Sea Guarantors, CEOC, VPC and the Royalty Guarantor have the priority purported to be created by such Security Documents. All filings and recordings necessary to protect, preserve and perfect such security interests have been made and are in full force and effect. Upon recordation of each Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of the Closing Date entered into by Vulcan, Elmore, Leathers and Del Ranch (collectively, the "Partnership Deed of Trust") and filing of the UCC-1 financing statements naming Vulcan, Elmore, Leathers and Del Ranch as debtors and the Collateral Agent as secured party (the "Financing Statements"), such security interests granted by such Guarantors will have the priority purported to be created by such Security Documents. Each Partnership Deed of Trust is or, on the Closing Date, will be in appropriate form for recording as a mortgage of real estate and for filing as a fixture filing financing statement to protect, preserve and perfect the liens and security interests created or to be created by the Partnership Deed of Trust. The Financing Statements on the Closing Date will be in appropriate form for filing (including the description of the Collateral set forth therein) in each office and in each jurisdiction where required to create and perfect the lien and security interest described above.

                  (o) Magma, the Funding Corporation, SSPC and the Guarantors will own all of the Funding Corporation Collateral and the Collateral on the Closing Date, free and clear of any Liens other than Permitted Liens.

                  (p) Except as described in the Offering Circular, there is no litigation or proceeding pending before or by any court or governmental agency, authority or body, or any arbitrator or, to the knowledge of the Funding Corporation or any Guarantor, threatened, to which the Funding Corporation or any Guarantor is a party or of which any Material Asset of the Funding Corporation or any Guarantor is the subject, including, without limitation, any audit by the Internal Revenue Service of the Federal income tax returns of any Guarantor, which, if an adverse decision were reached, would be likely to have a material adverse effect on (x) the financial condition, business or results of operations of the Funding Corporation and the Guarantors, taken as a whole, or (y) the ability of any of the Funding Corporation or any Guarantor to perform in any material respect their respective obligations under the Financing Documents and Project Documents to which any of them is a party.

                  (q) The financial statements (including the related notes) included on pages F-1 through F-55 in the Offering Circular present fairly the financial condition, results of operations and changes in financial position of the entities purported to be shown thereby, at the dates and for the periods indicated, and, except as otherwise described

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in the Offering Circular, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and the capitalization of the Funding Corporation and the Guarantors, as set forth in the column labeled "Actual" under the caption "Capitalization" in the Offering Circular, is accurately described as of the date presented therein.

                  (r) Except as disclosed in the Offering Circular, since the date of the latest audited financial statements included in the Offering Circular there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Funding Corporation and the Guarantors taken as a whole.

                  (s) The factual information provided by the Funding Corporation and the Guarantors to the Independent Engineer in the preparation of its report set forth at Appendices B to the Offering Circular (which factual information is referenced in such report) was provided in good faith; provided that the foregoing does not imply or express any representation or warranty by the Funding Corporation and the Guarantors as to the accuracy of the projections or conclusions contained in such report and does not constitute any obligation to update such report.

                  (t) No labor problem or disturbance with the persons employed in connection with the Projects exists or, to the knowledge of the Funding Corporation or any Guarantor, is threatened which might reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Funding Corporation and the Guarantors taken as a whole.

                  (u) Neither the Funding Corporation nor any Guarantor nor any of their respective affiliates nor (assuming the accuracy of the representations of the Purchasers set forth herein) any person acting on their behalf has made offers or sales of securities under circumstances that would require the registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act").

                  (v) The Securities meet the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                  (w) Neither the Funding Corporation nor any Guarantor is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and neither the Funding Corporation nor any Guarantor is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Circular, neither the Funding Corporation nor any Guarantor will be an "investment company" as defined in the Investment Company Act.

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                  (x) No securities of the same class (within the meaning of
Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange registered under Section 6 of the United States Securities exchange Act of 1934 ("Exchange Act") or quoted in a U.S. automated inter-dealer quotation system.

                  (y) Assuming the accuracy of the representations of the Purchaser herein, the offer and sale of the Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, Regulation D thereunder and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (z) Assuming the accuracy of the representations of the Purchaser herein, neither the Funding Corporation, any Guarantor, nor any of their affiliates, nor any person acting on their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Securities or any security of the same class or series as the Securities (excluding the Exchange Securities) or (ii) has offered or will offer or sell the Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. Assuming the accuracy of the representations of the Purchaser herein, the Funding Corporation, the Guarantors and any person acting on their behalf have complied and will comply with the offering restrictions requirement of Regulation S.

                  (aa) The proceeds to the Funding Corporation from the offering of the Securities will not be used to purchase or carry any security, except as contemplated in the Offering Circular.

                  (bb) Each of the Salton Sea Projects and Partnership Projects is a "Qualifying Small Power Production Facility," as such term is defined pursuant to the Public Utility Regulatory Policies Act of 1978, as amended. None of the Guarantors or the Funding Corporation, will, solely as a result of the participation by the parties separately or as a group in the transactions contemplated by the Financing Documents and the ownership, use or operation of the Projects, be subject to regulation by any Governmental Authority as a "public utility," an "electric utility," and "electric utility holding company," a "public utility holding company," a "holding company," or an "electrical corporation" or a subsidiary or affiliate of any of the foregoing under any Law (including, without limitation, rules and regulations of the California State Energy Resources Conservation and

Development Commission, the Public Utility Holding Company Act of 1935, the Federal Power Act of 1920 and the Public Utility Regulatory Policies Act of 1978, each as amended).

                  (cc) None of the Funding Corporation or any of the Guarantors is a "party in interest" or a "disqualified person" (within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended) with respect to any "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended).

                  (dd) The proceeds from the sale of Securities will be loaned by the Funding Corporation to the Partnership Guarantors and utilized by the Partnership Guarantors as described under the section of the Offering Circular titled "Use of Proceeds."

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Funding Corporation agrees to sell to the Purchaser, and the Purchaser agrees, to purchase from the Funding Corporation, at a purchase price of 99.45% of the principal amount of the Series D Securities and 99.25% of the principal amount of the Series E Securities, plus accrued interest from June 20, 1996 to the Closing Date, the entire principal amount of the Securities. The Funding Corporation will deliver against payment of the purchase price the Securities to be offered and sold by the Purchaser in reliance on Regulation S (the "Regulation S Securities") in the form of one or more permanent global Securities for each series in registered form without interest coupons (the "Regulation S Global Securities") which will be deposited with the Trustee, as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Cedel Societe Anonyme ("Cedel") and registered in the name of Cede & Co., as nominee for DTC. The Funding Corporation will deliver against payment of the purchase price the Securities to be purchased by the Purchaser hereunder and to be offered and sold by the Purchaser in reliance on Rule 144A under the Securities Act (the "144A Securities") in the form of one permanent global Security for each series in definitive form without interest coupons (the "Restricted Global Security") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global Security will have the following single ISIN number for each series: Series D-USU79627AD47; and Series E-USU79627AE20. The Restricted Global Security will have the following single CUSIP number for each series: Series D-US795770AG13; and Series E-US795770AH95. Securities sold to institutional "accredited investors" (within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act) will be issued in certificated form. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Circular. Interests in any permanent global Securities will be held only in book-entry form through Euroclear, Cedel or DTC, as the case may be, except in the limited circumstances described in the Offering Circular. Any resales, pledges or other transfers by a holder who acquired such Securities in an offshore transaction pursuant to Regulation S shall be made outside the United States only to a non-U.S. Person in a transaction meeting the requirements of Regulation S under the Securities Act or in the United States only to Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act). Any resales, pledges or other transfers by an institutional "accredited investor" who acquired such Securities shall be made, within the United States, only to Qualified Institutional Buyers.

                  Payment for the Securities shall be made by the Purchaser in Federal (same day) funds by official check or checks or wire transfer to an account in New York previously designated to CSFBC by the Funding Corporation drawn to the order of the Funding Corporation, at the office of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York, 10022 at 10:00 A.M., (New York time), on June 20, 1996 or at such other date and time not later than seven full business days thereafter as CSFBC and the Funding Corporation determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Cedel,
(ii) the Restricted Global Securities representing all of the 144A Securities and (iii) certificated securities representing all of the Securities sold to institutional "accredited investors". The Regulation S Global Securities, the Restricted Global Securities and such certificated securities will be made available for checking at the above office of Skadden, Arps, Slate, Meagher & Flom at least 24 hours prior to the Closing Date.

         4.          Representations by Purchaser; Resale by Purchaser.

                  (a) The Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) The Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Purchaser represents and agrees that it has offered and sold the Securities, and will offer and sell the Securities, only in accordance with Rule 903, Rule 144 under the Securities Act ("Rule 144") or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither the Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Securities, and the Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Purchaser severally agrees that, at or prior to confirmation of sale of the Securities, other than a sale pursuant to Rule 144A or Rule 144, the Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be reoffered, sold, pledged, transferred, assigned, encumbered or otherwise disposed of in the absence of registration under the Securities Act except in an offshore transaction pursuant to Regulation S under the Securities Act or to a qualified institutional buyer (as defined in Rule 144A under the Securities Act)."

Terms used in this subsection (b) have the meanings given to them by Regulation S.

                  (c) The Purchaser agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except for any such arrangements with the prior written consent of the Funding Corporation.

                  (d) The Purchaser agrees that it and each of its affiliates has not offered and sold the Securities and will not offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (e) The Purchaser agrees that it will offer to sell the Securities only to, and will solicit offers to buy the Securities from, persons who in purchasing the Securities will be deemed to have represented and agreed that such person (i)(A) is a Qualified Institutional Buyer, (B) is aware that the sale to it is being made in reliance on Rule 144A and (C) is acquiring such Securities for its own account or for the account of a Qualified Institutional Buyer, (ii) is (A) an institutional "accredited investor" (as defined in Rule 501 (a)(1),(2),(3) or (7) under the Securities
Act) and (B) concurrently
with its purchase executing and delivering the purchaser's letter containing certain representation and agreements in substantially the form attached as Appendix D to the Offering Circular or (iii) is not a U.S. person and is purchasing such Securities in an offshore transaction pursuant to Regulation S.

         5. Certain Agreements of the Funding Corporation and the Guarantors. The Funding Corporation and the Guarantors agree with the Purchaser that:

                  (a) The Funding Corporation and the Guarantors will advise CSFBC promptly of any proposal to amend or supplement the Offering Circular and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Securities by the Purchaser, any event occurs as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Funding Corporation and the Guarantors promptly will notify CSFBC of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor CSFBC's delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Funding Corporation and the Guarantors will furnish to the Purchaser copies of the Preliminary Offering Circular, the Offering Circular and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Funding Corporation will furnish to CSFBC on the date hereof three copies of the Offering Circular. At any time when the Funding Corporation is not subject to
Section 13 or 15(d) of the Exchange Act, the Funding Corporation will promptly furnish or cause to be furnished to CSFBC and, upon request of holders and prospective purchasers of the Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Funding Corporation and the Guarantors will pay the expenses of printing and distributing to the Purchaser and such holders and purchasers all such documents.

                  (c) The Funding Corporation and the Guarantors will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Securities by the Purchaser, provided that the Funding Corporation and the Guarantors will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction.

                  (d) During the period of five years hereafter, the Funding Corporation will furnish to CSFBC, as soon as available after the end of each fiscal year, a copy of its annual audited financial statements and the annual audited financial statements of the Guarantors (on a combined basis).

                  (e) During the period of three years after the Closing Date, the Funding Corporation will, upon request, furnish to CSFBC and any holder of Securities a copy of the restrictions on transfer applicable to the Securities.

                  (f) During the period of three years after the Closing Date, the Funding Corporation and the Guarantors will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by any of them.

                  (g) During the period of three years after the Closing Date, the Funding Corporation and the Guarantors will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and none of the Funding Corporation nor any of the Guarantors is or will become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

                  (h) The Funding Corporation and the Guarantors will pay all expenses incidental to the performance of their obligations under this Agreement, the Indenture and the other Financing Documents, including (i) the fees and expenses of the Trustee and its professional advisers; and (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Securities, the preparation and printing of this Agreement, the Securities, the Indenture, the Preliminary Offering Circular, the Offering Circular and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Securities. The Funding Corporation and the Guarantors will also pay or reimburse the Purchaser (to the extent incurred by it) for any expenses actually and reasonably incurred by the Purchaser in connection with the purchase and sale of the Securities, including, without limitation, all out-of-pocket expenses incurred by the Purchaser (such as, but not limited to, travel, hotel, telephone and telecopy charges) , all fees and disbursements of counsel to the Purchaser, expenses related to qualification of the Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto, up to $1,000 ("blue sky fees"), fees charged by investment rating agencies for the rating of the Securities("rating agency fees"), all travel expenses of the Purchaser's and the Funding Corporation's or the Guarantors' officers and employees and any other expenses of the Purchaser and the Funding Corporation or the Guarantors in connection with attending or hosting meetings with prospective purchasers of the Securities from the Purchaser and for expenses incurred in distributing Preliminary Offering Circulars and Offering Circulars (including any amendments and supplements thereto) to the Purchaser and prospective purchasers of the Securities from the Purchaser; provided that such fees and expenses (other than rating agency fees and blue sky fees) are estimated to be approximately $225,000 and will be subject to audit and verification by the Funding Corporation and the Guarantors that such fees and expenses were reasonably incurred in connection with the issuance and offering of the Securities. On the Closing Date, the Funding Corporation and the Guarantors will pay to the Purchaser an amount equal to the additional costs of effecting payment of the aggregate purchase price of the Securities purchased by the Purchaser on the Closing Date in same day funds as compared with payment in New York Clearing House (next day) funds.

                  (i) In connection with the offering, until the earlier of
(x) 180 days following the Closing Date and (y) the Purchaser shall have notified the Funding Corporation of the completion of the resale of the Securities, neither the Funding Corporation, the Guarantors nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Securities or attempt to induce any person to purchase any Securities; and neither the Funding Corporation, the Guarantors nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.

                  (j) The Funding Corporation will not, until 30 days following the Closing Date, without the prior written consent of the Purchaser, pursuant to Rule 144A, Regulation S or an offering registered under the Securities Act, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Funding Corporation or any of the Guarantors (other than the Securities).

         6. Conditions of the Obligations of the Purchaser. The obligations of the Purchaser to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties made by the Funding Corporation and the Guarantors herein, to the accuracy of the statements of officers of the Funding Corporation and the Guarantors made pursuant to the provisions hereof, to the performance by the Funding Corporation and the Guarantors of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received letters, dated the date of this Agreement, of Deloitte & Touche LLP and Coopers & Lybrand L.L.P. in form and substance satisfactory to the Purchaser concerning the financial information with respect to the Funding Corporation and the Guarantors set forth in the Offering Circular.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in or affecting the financial condition, business or results of operations of the Funding Corporation or any of the Guarantors which, in the judgment of the Purchaser, materially impairs the investment quality of the Securities or is material and adverse and makes it impractical or inadvisable to proceed with the offering of the Securities;
(ii) any downgrading in the rating of the Securities, the Series A Securities, the Series B Securities or the Series C Securities by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or any public announcement that such organization has under surveillance or review its rating of the Securities, the Series A Securities, the Series B Securities or the Series C Securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange or any suspension of trading of any securities of CalEnergy on any exchange or in the over the counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress of the United States or any other change in financial markets or substantial national calamity or emergency if, in the judgment of the Purchaser, the effect of any such outbreak, escalation, declaration, change, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities; or
(vi) any invalidation of Rule 144A or Regulation S by any court or any amendment or proposed amendment of any rule or regulation under the Securities Act or the Exchange Act by the Commission which in the Purchaser's judgment, would materially impair the Purchaser's ability to purchase, hold or effect resales of the Securities as contemplated hereby or the ability of holders of the Securities to effect resales as currently contemplated by Rule 144A and Regulation S.

                  (c) The Funding Corporation and the Guarantors shall have furnished the Purchaser with such assurance and evidence as the Purchaser may require to confirm that, as of the Closing Date, all Debt owed by the Partnership Project Companies (other than Permitted

Guarantor Debt) will be repaid in full or effectively defeased and all liens and collateral securing such Debt shall be released.

                  (d) The representations and warranties of each of the Funding Corporation and the Guarantors contained herein and in each Transaction Document to which the Funding Corporation or any of the Guarantors is party shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, each of the Funding Corporation and the Guarantors shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date and, subsequent to the respective dates of the most recent financial statements in the Offering Circular, there shall have been no material adverse change in the financial position or results of operation of the Funding Corporation and the Guarantors, taken as a whole, as evidenced by a certificate, dated the Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Funding Corporation and the Guarantors.

                  (e) On or prior to the Closing Date, the Funding Corporation and the Guarantors, as applicable shall have entered into the Supplemental Indenture, Amendment No. 1 to the Depositary Agreement, Amendment No. 1 to the Intercreditor Agreement, the Securities, an amended and restated Debt Service Reserve LOC Reimbursement Agreement and such additional Financing Documents and amendments or modifications thereto as may be reasonably required by the Purchaser in connection with the issuance of Securities, all in such form as shall be satisfactory to the Purchaser and its counsel, and such Financing Documents and such amendments, modifications or supplements shall have been fully executed and delivered and shall remain in full force and effect on the Closing Date and all conditions precedent thereunder to the issuance of one or more Debt Service Reserve Letters of Credit in an aggregate face amount equal to the Debt Service Reserve Fund Required Balance (as defined in the Depositary Agreement) as of the Closing Date shall have been satisfied on the Closing Date and the Funding Corporation shall have delivered to the Trustee evidence reasonably satisfactory to the Purchaser that the irrevocable letter of credit currently anticipated to be required to be delivered to in order to fund the Debt Service Reserve Fund at the Debt Service Reserve Fund Required Balance (as defined in the Depositary Agreement) has been obtained and is in existence on the Closing Date or other arrangements with respect to such obligations acceptable to the Purchaser shall have been made.

                  (f) The Purchaser shall have received copies of all legal opinions rendered in connection with the transactions contemplated by the documents listed in paragraph (e) above and reliance letters in respect thereof.

                  (g) On or prior to the Closing Date, the Funding Corporation or the Guarantors shall have delivered to the Purchaser evidence satisfactory to the Purchaser and its counsel that a title policy or policies in the aggregate amount of $96,000,000 insuring each Deed of Trust executed by the Partnership Project Companies has been obtained, each of which title policies shall be satisfactory in form and substance to the Purchaser and its counsel.

                  (h) On or prior to the Closing Date, each Partnership Deed of Trust shall have been delivered to Chicago Title Insurance Company (the "Title Company") for due recordation as a mortgage of real estate, and any required filings with respect to personal property and fixtures subject to the liens of the Partnership Deed of Trust shall have been delivered to the Title Company for filing, in each place in which such recording or filing is required to protect, preserve and perfect the liens of the Partnership Deed of Trust as a valid and enforceable lien on the real estate and as a valid and enforceable security interest in the personal property and fixtures covered or purported to be covered by the Partnership Deed of Trust, with the priority purported to be created thereby, in each case subject only to Permitted Liens, and except for such recordation or filing no further action shall be required to create, preserve or perfect such liens and security interests. The Financing Statements shall have been delivered for filing, recordation and/or registration in each office and in each jurisdiction where required to create and perfect a valid and enforceable security interest in the Collateral owned by the Partnership Guarantors covered or purported to be covered by the Security Documents, with the priority purported to be created thereby. All taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Partnership Deed of Trust and the Financing Statements shall have been paid or provided for. All Collateral and Funding Corporation Collateral shall be subject to no Liens other than Permitted Liens.

                  (i) On or prior to the Closing Date, each of the Project Documents, in the forms as previously delivered to the Purchaser or its counsel and as they exist as executed versions as of the date of this Agreement or in such forms as shall be satisfactory in form and substance to the Purchaser and its counsel, shall have been executed and delivered, shall remain in full force and effect, no default shall have occurred thereunder, all conditions precedent thereunder shall be satisfied and there shall not have occurred any event of force majeure thereunder on the Closing Date.

                  (j) The Purchaser shall have received a letter, dated the Closing Date, of Deloitte & Touche LLP and Coopers & Lybrand L.L.P. that meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to the Closing Date for the purposes of this subsection.

                  (k) The Independent Engineer shall have consented to the references to it in the Offering Circular and the use of the Independent

Engineer's Report (as defined in the Offering Circular) prepared by the Independent Engineer and contained in Appendix B to the Offering Circular; and since the date of the Independent Engineer's Report, no event affecting the Independent Engineer's Report or the matters referred to therein shall have occurred (A) which shall make untrue or incorrect in any material respect, as of the Closing Date, any information or statement contained in the Independent Engineer's Report or in the Offering Circular relating to matters referred to in the Independent Engineer's Report, or (B) which shall not be reflected in the Offering Circular but should be reflected therein in order to make the statements and information contained in the Independent Engineer's Report, or in the Offering Circular relating to matters referred to in the Independent Engineer's Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Purchaser of an authorized officer of the Independent Engineer, dated the Closing Date.

                  (l) The Purchaser shall have received a certificate, dated the Closing Date, of any President or Vice President of the Funding Corporation and the Guarantors, certifying, based on customary assumptions, that there are sufficient geothermal resources to operate the Salton Sea Projects and the Partnership Projects through the Final Maturity Date.

                  (m) The Purchaser shall have received opinions, dated the Closing Date, of Willkie Farr & Gallagher, Latham & Watkins and Lionel Sawyer & Collins, each counsel for the Funding Corporation and the Guarantors, and Steven A. McArthur, Esq., General Counsel for the Funding Corporation and the Guarantors, to the effect as set forth in Annexes B, C, D and E hereto and satisfactory in all respects to the Purchaser and its counsel.

                  (n) The Purchaser shall have received an opinion, dated the Closing Date, from Lillick & Charles, counsel to the Trustee, the Collateral Agent and the Depositary Agent, in respect of the enforceability of the Financing Documents to which the Trustee, the Collateral Agent and the Depositary Agent are parties and the authentication of the Securities by the Trustee, which opinion shall be satisfactory in all respects to the Purchaser and its counsel.

                  (o) The Purchaser shall have received from Skadden, Arps, Slate, Meagher & Flom, counsel for the Purchaser, such opinion or opinions as the Purchaser may reasonably request, dated the Closing Date, with respect to the Offering Circular and the Funding Corporation and the Guarantors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (p) The Purchaser shall have received, in form and substance satisfactory to the Purchaser, copies of such opinions, certificates, letters and documents as the Purchaser reasonably requests.

         7.          Indemnification and Contribution.

                  (a) The Funding Corporation and the Guarantors will indemnify and hold harmless the Purchaser against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Funding Corporation and the Guarantors contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or any related Preliminary Offering Circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Funding Corporation and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Funding Corporation by the Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection
(b) below; and provided further that, with respect to any untrue statement or omission in the Preliminary Offering Circular, this indemnity agreement shall not inure to the benefit of the Purchaser on account of any loss, claim, damage, liability or action arising from the sale of any Securities to any person by the Purchaser if the Purchaser failed to send or give a copy of the Offering Circular, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Preliminary Offering Circular was corrected in the Offering Circular and the Offering Circular was made available to the Purchaser prior to the sale of the Securities.

                  (b) The Purchaser will indemnify and hold harmless the Funding Corporation and the Guarantors against any losses, claims, damages or liabilities to which the Funding Corporation and the Guarantors may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Funding Corporation by the Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Funding Corporation in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Purchaser consists of the following information in the Offering Circular: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchaser and the legend concerning stabilizing on the inside front cover page, the column in the chart on the cover page titled "Discount to Initial Purchaser" and the information under the caption "Plan of Distribution."

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent the indemnified party and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 7 if the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or, if in the written opinion of counsel to either the indemnifying party or the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, and in that event the fees and expenses of one firm of separate counsel (in addition to the fees and expenses of local counsel) shall be paid by the indemnifying party; and provided, further that, with respect to any untrue statement or omission in the Preliminary Offering Circular, this indemnity agreement shall not inure to the benefit of the Purchaser on account of any loss, claim, damage, liability or action arising from the sale of any Securities to any person by the Purchaser if the Purchaser failed to send or give a copy of the Offering Circular, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Preliminary Offering Circular was corrected in the Offering Circular and the Offering Circular was made available to the Purchaser prior to the sale of the Securities. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Funding Corporation and the Guarantors on the one hand and the Purchaser on the other from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Funding Corporation and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Funding Corporation and the Guarantors on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Funding Corporation and the Guarantors bear to the total discounts and commissions received by the Purchaser from the Funding Corporation under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Funding Corporation or the Guarantors, on the one hand, or the Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (e) The obligations of the Funding Corporation and the Guarantors under this Section shall be in addition to any liability which the Funding Corporation and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchaser under this Section shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or shareholder of the Funding Corporation and each Guarantor and to each officer, director, employee, agent or shareholder of each person, if any, who controls the Funding Corporation and the Guarantors within the meaning of the Securities Act or the Exchange Act.


         8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Funding Corporation and the Guarantors or their officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, the Funding Corporation and the Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Purchaser is not consummated, the Funding Corporation and the Guarantors shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Funding Corporation and the Guarantors and the Purchaser pursuant to Section 7 shall remain in effect; provided that, notwithstanding the foregoing, in such circumstances the Funding Corporation and the Guarantors.shall not be obligated to reimburse the Purchaser for its out-of-pocket expenses (including fees and disbursements of counsel but excluding rating agency fees) in excess of $225, 000; and provided further that if the purchase of the Securities is not consummated solely because of the occurrence of an event specified in
Section 6(b)(iv),(v) or (vi), then the Funding Corporation and the Guarantors shall have no obligation to reimburse the Purchaser for its out-of-pocket expenses (including fees and disbursements of counsel), except for rating agency fees.


         9. Notices. All communications hereunder will be in writing and, if sent to the Purchaser will be mailed, delivered or telegraphed and confirmed to the Purchaser, at CS First Boston Corporation, Park Avenue

Plaza, New York, N.Y. 10055, Attention: Investment Banking Department Transactions Advisory Group, or, if sent to the Funding Corporation and the Guarantors, will be mailed, delivered or telegraphed and confirmed to them at 302 South 36th Street, Suite 400-A, Omaha, Nebraska 68131, Attention: General Counsel; provided, however, that any notice to the Purchaser pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to the Purchaser.

         10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. The Funding Corporation and the Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  If the foregoing is in accordance with the Purchaser's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Funding Corporation, each of the Guarantors and the Purchaser in accordance with its terms.

                        Very truly yours,

                        SALTON SEA FUNDING CORPORATION


                        By:    /s/  John G. Sylvia
                             -------------------------
                             Name:  John G. Sylvia
                             Title: Senior Vice President



                        SALTON SEA BRINE PROCESSING L.P.

                        By:      SALTON SEA POWER COMPANY, as Managing
                                 General Partner


                        By:    /s/  John G. Sylvia
                             -------------------------
                             Name:  John G. Sylvia
                             Title: Senior Vice President


                        SALTON SEA POWER GENERATION L.P.

                        By:      SALTON SEA POWER COMPANY, as Managing
                                 General Partner


                        By:    /s/  John G. Sylvia
                             -------------------------
                             Name:  John G. Sylvia
                             Title: Senior Vice President


                        FISH LAKE POWER COMPANY


                        By:    /s/  John G. Sylvia
                             -------------------------
                             Name:  John G. Sylvia
                             Title: Senior Vice President

                    CALENERGY OPERATING
                      COMPANY


                    By:    /s/  John G. Sylvia
                        -------------------------
                         Name:  John G. Sylvia
                         Title: Senior Vice President


                    VULCAN POWER COMPANY


                    By:    /s/  John G. Sylvia
                        -------------------------
                         Name:  John G. Sylvia
                         Title: Senior Vice President


                    NIGUEL ENERGY COMPANY


                    By:    /s/  John G. Sylvia
                        -------------------------
                         Name:  John G. Sylvia
                         Title: Senior Vice President


                    SAN FELIPE ENERGY COMPANY


                    By:    /s/  John G. Sylvia
                        -------------------------
                         Name:  John G. Sylvia
                         Title: Senior Vice President


                    CONEJO ENERGY COMPANY


                    By:    /s/  John G. Sylvia
                        -------------------------
                         Name:  John G. Sylvia
                         Title: Senior Vice President

                    BN/GEOTHERMAL, INC.

                    By:      CALENERGY OPERATING COMPANY,
                             as General Partner


                    By:    /s/  John G. Sylvia
                        -------------------------
                         Name:  John G. Sylvia
                         Title: Senior Vice President

                                  ELMORE, L.P.

                                  By:      CALENERGY OPERTAING COMPANY.
                                           as General Partner

                                  By:   /s/   John G. Sylvia
                                     -----------------------------
                                       Name:  John G. Sylvia
                                       Title: Senior Vice President


                                  LEATHERS, L.P.


                                  By:      CALENERGY OPERATING COMPANY,
                                           as General Partner

                                  By:   /s/   John G. Sylvia
                                     -----------------------------
                                       Name:  John G. Sylvia
                                       Title: Senior Vice President


                                  DEL RANCH, L.P.


                                  By:      CALENERGY OPERATING COMPANY,
                                           as General Partner

                                  By:   /s/   John G. Sylvia
                                     -----------------------------
                                       Name:  John G. Sylvia
                                       Title: Senior Vice President


                                  VULCAN/
                                  BN GEOTHERMAL POWER COMPANY


                                  By:      VULCAN POWER COMPANY,
                                           as General Partner


                                  By:   /s/   John G. Sylvia
                                     -----------------------------
                                       Name:  John G. Sylvia
                                       Title: Senior Vice President


                                  SALTON SEA ROYALTY COMPANY


                                  By:   /s/   John G. Sylvia
                                     -----------------------------
                                       Name:  John G. Sylvia
                                       Title: Senior Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CS FIRST BOSTON CORPORATION


By:  /s/  Adebayo O. Ogunlep
   -------------------------
   Name:  Adebayo O. Ogunlep
   Title: Managing Director

                                    ANNEX A


                            SUPPLEMENTAL INDENTURE

                                    ANNEX B


                      OPINION OF WILLKIE FARR & GALLAGHER



                  i) The Funding Corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the full corporate power and authority to execute, deliver and perform the Purchase Agreement and each of the Documents (as hereinafter defined) and the Relevant California Documents (as hereinafter defined) it is a party to and to carry on its business and to own, lease and operate its properties as described in the Offering Circular, and is duly qualified and is in good standing as a foreign corporation authorized to do business in the State of California. "Documents," as used herein, shall mean collectively, the Supplemental Indenture, the Registration Rights Agreement, the Debt Service Reserve LOC Reimbursement Agreement, Amendment No. 1 to the Intercreditor Agreement and the Agency Agreement. "Relevant California Documents," as used herein, shall mean, collectively, the Amendment to Security Documents among the Funding Corporation, certain of the Guarantors, Salton Sea Power Company, and Magma, Amendment No. 1 to the Depositary Agreement and the Stock Acquisition Agreement (the "Stock Acquisition Agreement") among Magma, CalEnergy Imperial Valley Company, Inc., VPC and CEOC.


                  ii) Each of Magma, CalEnergy Imperial Valley Company, Inc. CEOC, Fish Lake, SSRC and BN/Geothermal has the corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Documents and the Relevant California Documents such Person is a party to.

                  iii) Each of CalEnergy and CalEnergy Imperial Valley Company, Inc. has been duly organized, is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified and is in good standing as a foreign corporation authorized to do business in the State of California.

                  iv) Each of the Purchase Agreement and each other Document to which the Funding Corporation or the Guarantors (collectively, "Parties") is a party has been duly executed and delivered by such Party and constitutes a valid and binding obligation of such Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

                  v) The Securities have been duly authorized by the Funding Corporation. The Securities have been issued and executed in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to the Purchaser and constitute valid and binding obligations of the Funding Corporation entitled to the benefits provided by the Indenture and the Supplemental Indenture, enforceable against the Funding Corporation in accordance with their terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

                  vi) The execution and delivery of the Purchase Agreement, the Stock Acquisition Agreement, the Agreement Terminating Commitments, all Financing Documents (including, without limitation, any amendments, modifications or supplements thereof) and Project Documents entered into on or about the Closing Date by the Parties, the issuance and delivery of the Securities to be sold by the Funding Corporation and the consummation by the Parties of the transactions contemplated in the Purchase Agreement, such Financing Documents and Project Documents, and the Consents (as defined herein) (including, without limitation, the loans made by the Funding Corporation to the Partnership Guarantors and the loans, dividends, distributions or other payments made by the Partnership Guarantors to Magma, CalEnergy or any affiliate thereof with certain of the proceeds of such loans, as contemplated by the Offering Circular) will not conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, (A) the certificate of incorporation or by-laws or certificate of limited or general partnership and partnership agreement of the relevant Party, (B) any existing federal or New York statute, rule or regulation (other than the securities or blue sky laws of the various states and foreign countries, as to all of which we express no opinion) of any governmental agency or body having jurisdiction over the Parties or (C) those indentures or agreements listed on Exhibit I attached hereto, in each case, except for such conflicts, breaches or defaults that, in the aggregate, would not have a material adverse effect on the financial condition of the Parties or the enforceability of the Purchase Agreement, any Financing Document, any Consent or any such Project Document, and the Funding Corporation has the requisite corporate power and authority to authorize, issue and sell the Securities as contemplated by the Purchase Agreement. "Consents," as used herein, shall mean, collectively, any consents to assignment of any Project Documents to the Collateral Agent, entered into on or about the Closing Date.

                  vii) Assuming the accuracy of the representations and warranties, and compliance with the agreements, made by the Funding Corporation and the Purchaser in the Purchase Agreement, the offer, sale and delivery of the Securities by the Funding Corporation to the Purchaser pursuant to the Purchase Agreement and the initial resales of the Securities by the Purchaser in accordance with Section 4 of the Purchase Agreement and in the manner contemplated by the Offering Circu-lar and the Purchase Agreement do not require registration of the Securities under the Securities Act and the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

                  We have participated in conferences with officers and other representatives of the Parties, some of which have been attended by the Purchaser and their counsel, at which conferences the contents of the Preliminary Offering Circular and the Offering Circular and related matters were discussed, and, although we have not independently checked or verified and are not passing upon and assume no responsibility for the factual accuracy, completeness or fairness of the statements contained in the Offering Circular, during the course of such participation no facts have come to our attention which cause us to believe that (except for (i) the financial statements, related schedules and other financial and statistical information contained therein or omitted therefrom, (ii) the Independent Engineer's Report, (iii) the Geothermal Resource Consultant's Report and (iv) the information contained in (or omitted from) the Offering Circular under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations of Guarantors", "Business of Guarantors", "Summary Description of Principal Project Contracts" and the descriptions of the Credit Agreements, Project Notes, Guarantees and Security Documents under the caption "Summary Description of Principal Financing Documents", as to all of which we do not express any belief) the Offering Circular, as of the date of the Offering Circular and the Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The Trustee, for the benefit of the Holders of the Securities, may rely on our opinion dated July 21, 1995 issued in connection with the initial sale of the Series A Securities, the Series B Securities and the Series C Securities, it being acknowledged that such opinion is rendered only as of the date thereof.

                                   EXHIBIT I


         13. Stock Purchase Agreement dated as of February 18, 1991 (re: common stock) between CalEnergy and Kiewit Energy Company.

         14. Amendment #1 to February 18, 1991 Stock Purchase Agreement dated as of June 19, 1991 between CalEnergy and Kiewit Energy Company.

         15. Amendment #2 to February 18, 1991 Stock Purchase Agreement dated as of January 8, 1992 between CalEnergy and Kiewit Energy Company.

         16. Amendment #3 to February 18, 1991 Stock Purchase Agreement dated as of April 2, 1993 between CalEnergy and Kiewit Energy Company.

         17. Shareholder's Agreement dated as of February 18, 1991 between CalEnergy and Kiewit Energy Company.

         18. Amendment #1 to February 18, 1991 Shareholder's Agreement dated as of June 19, 1991 between CalEnergy and Kiewit Energy Company.

         19. Amendment #2 to February 18, 1991 Shareholder's Agreement dated as of November 20, 1991 between CalEnergy and Kiewit Energy Company.

         20. Amendment #3 to February 18, 1991 Shareholder's Agreement dated as of April 2, 1992 between CalEnergy and Kiewit Energy Company.

         21. Amendment #4 to February 18, 1991 Shareholder's Agreement dated as of July 20, 1993 between CalEnergy and Kiewit Energy Company.

         22. Stock Option Agreement dated as of February 18, 1991 (re: $9.00 and $12.00 options) between CalEnergy and Kiewit Energy Company.

         23. Amendments #1 to February 18, 1991 Stock Option Agreement dated as of June 19, 1991 between CalEnergy and Kiewit Energy Company.

         24. Amendment #2 to February 18, 1991 Stock Option Agreement dated as of May 12, 1994 between CalEnergy and Kiewit Energy Company.

         25. Stock Option Agreement dated as of June 19, 1991 (re: $11 5/8 options) between CalEnergy and Kiewit Energy Company.

         26. Registration Rights Agreement dated as of February 18, 1991 (re: common stock $9.00 and $12.00 options) between CalEnergy and Kiewit Energy Company.

         27. Amendment #1 to February 18, 1991 Registration Rights Agreement dated as of June 19, 1991 between CalEnergy and Kiewit Energy Company.

         28. Registration Rights Agreement dated as of June 19, 1991 (re: $11 5/8 options) between CalEnergy and Kiewit Energy Company.

         29. Amendment #1 to June 19, 1991 Registration Rights Agreement dated as of November 20, 1991 between CalEnergy and Kiewit Energy Company.

         30. Securities Purchase Agreement dated as of November 20, 1991 (re:
         Series C Preferred Stock and 9.5% Exchange Debenture) between CalEnergy and Kiewit Energy Company.

         31. Joint Venture Agreement dated as of December 14, 1993 between CalEnergy and Kiewit Construction Group and Kiewit Diversified Group.

         32. Indenture, dated as of March 24, 1994, relating to $529,640,000 10 1/4% Senior Discount Notes due 2004 between CalEnergy and IBJ Schroder Bank and Trust Company, as Trustee.

         33. Indenture, dated as June 24, 1993, relating to $100,000,000 5% Convertible Subordinated Debentures due July 31, 2000 between CalEnergy and Chemical Bank.

         34. ___________% Limited Recourse Senior Secured Notes of CalEnergy, due 2003.

         35. Indenture, dated as of July 21, 1995 between CalEnergy and Bank of New York, as Trustee.

         36. 9.5% Convertible Subordinated Debenture Due 2003 of CalEnergy dated March 15, 1995.

         37. All Financing Documents.

                                    ANNEX C

                          OPINION OF LATHAM & WATKINS


                  i) Each of SSPG, SSBP, Leathers, Del Ranch and Elmore has been duly formed and is validly existing and in good standing under the laws of the State of California with partnership power and authority to conduct its business as now conducted and to own, or hold under lease, its assets and to enter into the Purchase Agreement, the Financing Documents and the Project Documents (including, without limitation, any amendments, modifications or supplements thereto) entered into on or about the Closing Date, the Stock Acquisition Agreement among Magma, CalEnergy Imperial Valley Company, Inc., CEOC and VPC and the Consents (as defined herein)(collectively, "the Documents") to which it is a party and perform its obligations thereunder. "Consents," as used herein, shall mean, collectively, any consents to assignment of any Project Document to the Collateral Agent.

                  ii) Each of Dessert Valley Company ("DVC"), San Felipe, Conejo and Niguel has been duly incorporated and is validly existing and in good standing under the laws of the State of California with corporate power and authority to conduct its business as now conducted and to own, or hold under lease, its assets and to enter into those Documents to which it is a party and perform its obligations thereunder.

                  iii) Each of Funding Corporation, Fish Lake, CEOC, BN/Geothermal and the Royalty Guarantor has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to conduct its business as now conducted and to own, or hold under lease, its assets and to enter into those Documents which are governed by California law to which it is a party and perform its obligations thereunder. Each of Funding Corporation, Fish Lake, CEOC and the Royalty Guarantor is qualified to do business and is in good standing in the State of California.

                  iv) Each of Magma, Magma Land Company, SSPC, Vulcan and VPC is qualified to do business and is in good standing in the State of California.

                  v) The execution, delivery and performance of each Document (other than the Stock Acquisition Agreement) entered into by each of Funding Corporation, SSPG, SSBP, Leathers, Del Ranch, Elmore, Fish Lake, CEOC, BN/Geothermal, Royalty Guarantor, DVC, San Felipe, Conejo and Niguel have been duly authorized by all necessary partnership or corporate action, as applicable, of each such Party (as hereafter defined) and each such Document has been duly executed and delivered by each such Party that is a party thereto. "Party" means each of Magma, CalEnergy Imperial Valley Company, Inc., Magma Land Company, SSPC, Vulcan, VPC, Funding Corporation, SSPG, SSBP, Fish Lake, Leathers, Del

Ranch, Elmore, CEOC, Royalty Guarantor, San Felipe, Conejo, Niguel, BN/Geothermal and DVC.

                  vi) Each Document which is governed by California law constitutes a legally valid and binding obligation of each Party that is a party thereto, enforceable against each such Party in accordance with the terms of such Document.

                  vii) The execution and delivery of the Documents which are governed by California law by the Parties, the borrowings by the Partnership Guarantors pursuant to the Partnership Credit Agreement, the guarantee of the Securities by the Guarantors pursuant to the Guarantees and the granting of liens and security interests by the Parties in connection therewith, and the payment of the indebtedness of the Guarantors evidenced by the Project Notes do not: (a) violate any federal or California statute, rule or regulation applicable to the Parties, (b) violate the provisions of the certificate of incorporation, by-laws, certificate of limited or general partnership or partnership agreement of any of the relevant Parties, or (c) to the best of our knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by the Parties under any federal or California statute, rule or regulation applicable to the Parties that has not been obtained or made, as applicable. No opinion is expressed herein as to the application of Section 548 of the federal Bankruptcy Code and comparable provisions of state law or of any antifraud laws, trade regulation laws, or environmental laws and regulations, or pension and employee benefit laws and regulation, or land use laws and regulations.

                  viii) The provisions of the Security Documents are effective to create valid security interests in favor of the Collateral Agent on behalf of and for the benefit of the Secured Parties and the Funding Corporation in that portion of the collateral described in the Security Documents which is subject to Division 9 of the California Uniform Commercial Code (the "Collateral") as security for the payment, to the extent set forth therein, of all obligations of the Partnership Guarantors to the Funding Corporation and the Secured Parties under the Credit Agreements, the Project Notes and the Guarantees.

                  ix) The Amendments to the Security Documents do not adversely affect the validity, perfection or priority of the security interest of the Collateral Agent for the benefit of the Secured Parties and, in certain circumstances, the Funding Corporation, in the Collateral and, after giving effect to the Amendments to Security Documents, the security interest of the Collateral Agent for the benefit of the Secured Parties and, in certain circumstances, the Funding Corporation, in the Collateral will be entitled to the same status as a valid and perfected security interest to which it would otherwise have been entitled immediately prior to giving effect to the Amendments to Security Documents. "Amendments to Security Documents" shall mean collectively the Amendment to Security Documents among Magma, the

Funding Corporation, the Guarantors and Salton Sea Power Company, Amendment No. 1 to the Salton Sea Deed of Trust and Amendment No. 1 to the Royalty Deed of Trust.

                  x) The provisions of the Security Documents are effective to create valid security interests in the Collateral in favor of the Collateral Agent on behalf of and for the benefit of the Trustee, and the Holders of the Securities, as security for the payment, to the extent set forth therein, of all obligations of the Guarantors to the Funding Corporation and such Secured Parties under the Credit Agreements, the Project Notes and the Guarantees. The provisions of the Security Documents are effective to create valid security interests in the Partnership Collateral in favor of the Collateral Agent on behalf of and for the benefit of the Funding Corporation, as security for the payment, to the extent set forth therein, of all obligations of the Partnership Guarantors to the Funding Corporation under the Credit Agreement and the Project Notes.

                  xi) Each UCC financing statement to be filed in California is in appropriate form for filing in the Office of the Secretary of State of the State of California. Upon the proper filing of each such UCC financing statement in the Office of the Secretary of State of the State of California, the security interest in favor of the Collateral Agent on behalf of and for the benefit of the Secured Parties and the Funding Corporation in the Collateral described in such Financing Statement which is subject to Division 9 of the California Uniform Commercial Code will be perfected to the extent a security interest in such Collateral can be perfected by filing a financing statement under the provisions of the UCC.

                  xii) Assuming the Collateral Agent takes and maintains possession of the shares of capital stock (the "Pledged Shares") listed on
Schedule 2.1 of each agreement providing for the pledge of capital stock of Niguel, San Felipe, BN/Geothermal or Conejo (the "Stock Pledge Agreement") delivered to the Collateral Agent pursuant to the Stock Pledge Agreements, with undated stock powers duly indorsed in blank, in the State of California, each such Stock Pledge Agreement creates a valid and perfected security interest in favor of the Collateral Agent in the rights in such Pledged Shares which each pledgor has or has actual authority to convey as security for the payment, to the extent set forth in the Stock Pledge Agreements, of all obligations of the Partnership Guarantors to Funding Corporation and the Secured Parties under the Credit Agreements, the Project Notes and the Guarantees.

                  xiii) The provisions of the Depositary Agreement are effective to create valid security interests in favor of the Depositary Agent in the money, Funds, Permitted Investments and proceeds thereof which are subject to the provisions thereof. Assuming the Depositary Agent takes and maintains possession of money in the bank accounts specified in the notice of security interest executed by Funding Corporation and the Guarantors of even date herewith (the "Notice of

Security Interest"), the Collateral Agent will have a perfected security interest therein upon the execution and delivery to the Depositary Agent of the notice of security interest.

                  xiv) Each Partnership Deed of Trust is in an appropriate form for recordation in California as a deed of trust encumbering real property and interests in real property. The DOT Fixture Filing is in an appropriate form for recordation in California as a fixture filing encumbering interests in any "fixtures" (as such terms are defined in Section 9313(1) of the California Uniform Commercial Code) described in such DOT Fixture Filing.

                  xv) The recording of each Partnership Deed of Trust and the DOT Fixture Filing with the County Recorder of the County of Imperial, California, is the only recording necessary to give constructive notice to third parties of the lien of such Deed of Trust on the real property interests described therein.

                  xvi) There are no mortgage taxes or filing fees payable to the State of California or any of its political subdivisions as a consequence of the execution or delivery of the Documents or the creation of the indebtedness evidenced or secured by any of the Documents or the filing or recording of any of the Documents, except (i) normal filing fees payable to the Secretary of State of the State of California and normal recording fees payable to the Imperial County Recorder; and (ii) any fee or charge payable to any entity whose services may have been used to assist in such filing and recordation. We express no opinion, however, with respect to any income, franchise, sales, withholding, business license or other tax that may result from the transactions contemplated by the Documents or the performance of the obligations described therein, including the payments of the indebtedness evidenced by the Documents.

                  xvii) To the best of our knowledge, based solely on docket searches performed in the Superior Courts of Imperial County, California, and San Diego, County, California, and in the United States District Court for the Southern District of California, there is no action, suit, or proceeding pending against or affecting any Party or any Party's properties or that involves the Projects or the borrowing under the Credit Agreements.

                  xviii) Each of the Salton Sea Projects and the Partnership Projects qualifies as a Qualifying Facility.

                  xix) Neither the Funding Corporation nor the Guarantors is
(a) subject to regulation as a "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a subsidiary or holding company or a "public utility company" as defined in Section 2 of PUHCA, (b) subject to regulation under the Federal Power Act of 1920, as amended, other than as contemplated by 18 C.F.R. Section 292.601(c) or (c) subject to regulation under any law of the state of California with respect to the rates or the financial or organizational regulation of electric utilities.

                  We have participated in conferences with officers and other representatives of the Parties, and you and your representatives, at which the contents of the Confidential Preliminary Offering Circular dated June 11, 1996 and the Final Offering Circular dated June __, 1996 (together, the "Offering Circular") under the captions "Business of Guarantors", "Management's Discussion and Analysis of Financial Condition and Results of Operations of Guarantors", "Summary Description of Principal Project Contracts", "Summary Description of Principal Financing Documents" (limited to the description of the Credit Agreements, Project Notes, Guarantees and Security Documents) (collectively, the "Subject Portions of the Offering Circular") and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of such Subject Portions of the Offering Circular and have not made any independent check or verification thereof, during the course of such participation, no facts came to our attention that caused us to believe that (except for the financial and statistical information contained therein or omitted therefrom) the Subject Portions of the Offering Circular, as of the date thereof and hereof, contain an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to any other statements or portions of the Offering Circular, including without limitation, the financial statements, schedules and other financial and statistical data included in the Offering Circular or incorporated therein.

                  The Trustee, for the benefit of the Holders of the Securities, may rely on our opinion dated July 21, 1995 issued in connection with the initial sale of the Series A Securities, the Series B Securities and the Series C Securities, it being acknowledged that such opinion is rendered only as of the date thereof.

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




                                    ANNEX D


                      OPINION OF LIONEL SAWYER & COLLINS


                  38. Magma, Magma Land Company ("MLC"), SSPC and VPC are each duly incorporated and validly existing and in good standing under the laws of the State of Nevada, each with the corporate power and authority to conduct its respective business, and to own, or hold under lease, its respective assets as described in the Offering Circular, and to enter into the "Documents" to which each is a party and perform its respective obligations thereunder. "Documents" shall mean, for purposes of this opinion, the Stock Acquisition Agreement among Magma, CalEnergy Imperial Valley Company, Inc., CEOC and VPC, the Purchase Agreement, the Partnership Deed of Trust, the Partnership Note, the Partnership Credit Agreement, Amendment No. 1 to the Depositary Agreement, Amendment No. 1 to the Intercreditor Agreement, Collateral Assignment of IID Agreement, Collateral Assignment of other Partnership Project Documents, Collateral Assignment of SCE Agreements, Partnership Interest Pledge Agreement, Stock Pledge Agreement and the Consents (as defined herein). "Consents" shall mean, for purposes of this opinion, any and all consents to assignment of any Project Document to the Collateral Agent. Vulcan has been duly formed and is validly existing and in good standing under the laws of the State of Nevada with partnership power and authority to conduct its business as now conducted and to own, or hold under lease, its assets as described in the Offering Circular, and to enter into the documents to which it is a party and to perform its obligations thereunder.


                  39. The execution, delivery and performance of each Document entered into by each of Magma, MLC, SSPC and VPC, have been duly authorized by all necessary corporate action on the part of each of them, and each such Document has been duly executed and delivered by each of them. The execution, delivery and performance of each Document entered into by Vulcan has been duly authorized by all necessary partnership action on its part, and each such Document has been duly executed and delivered by Vulcan.

                  40. The execution and delivery by Magma, MLC, SSPC, VPC and Vulcan of the Documents to which they are a party, the borrowings by VPC and Vulcan pursuant to the Partnership Credit Agreement, the guarantee of the Securities by VPC and Vulcan pursuant to the Guarantee and the granting of liens and security interests by Magma, SSPC, VPC and Vulcan in connection therewith, and the payment of the indebtedness of VPC and Vulcan evidenced by the Partnership Project Note do not: (a) violate any Nevada statute, rule or regulation applicable to Magma, MLC, SSPC, VPC or Vulcan, (b) violate any provisions of the articles of incorporation and bylaws of Magma, SSPC, VPC and MLC or the partnership agreement of Vulcan, or (c) to the best of our knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by

Magma, SSPC, MLC, VPC or Vulcan under any Nevada statute, rule or regulation applicable to them.

                  41. Each UCC financing statement is in appropriate form for filing in the Office of the Secretary of State of the State of Nevada. Upon the proper filing of each such UCC financing statement in the Office of the Secretary of State of the State of Nevada, the security interest in favor of the Collateral Agent on behalf of and for the benefit of the Secured Parties and the Funding Corporation in the Collateral described in such financing statement which is subject to Article 9 of the Nevada Uniform Commercial Code (the "UCC") will be perfected to the extent a security interest in such collateral can be perfected by filing a financing statement under the provisions of the UCC.

                  42. There are no mortgage taxes or filing fees payable to the State of Nevada or any of its political subdivisions as a consequence of the execution or delivery of the Documents or the creation of the indebtedness evidenced or secured by any of the Documents or the filing or recording of any of the Documents, except (i) normal filing fees payable to the Secretary of State of the State of Nevada; and (ii) any fee or charge payable to any entity whose services may have been used to assist in such filing and recordation. We express no opinion, however, with respect to any income, franchise, sales, withholding, business license or other tax that may result from the transactions contemplated by the Documents or the performance of the obligations described therein, including the payments of the indebtedness evidenced by the Documents.

         The Trustee, for the benefit of the Holders of the Securities, may rely on our opinion dated July 21, 1995 issued in connection with the initial sale of the Series A Securities, the Series B Securities and the Series C Securities, it being acknowledged that such opinion is rendered only as of the date thereof.

                                    ANNEX E


                         OPINION OF GENERAL COUNSEL OF
               CALIFORNIA ENERGY COMPANY, INC. AND SUBSIDIARIES



                  i) The Funding Corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Supplemental Indenture, the Consents (as defined herein) and all Financing Documents and Project Documents entered into on or about the Closing Date to which it is a party (including, without limitation, all amendments, modifications or supplements thereto) and to carry on its business and to own, lease and operate its properties as described in the Offering Circular, and is duly qualified and is in good standing as a foreign corporation authorized to do business in the State of California and in each other jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse impact on the financial condition or results of operations of the Funding Corporation and the Guarantors, taken as a whole. "Consents," as used herein, shall mean collectively, any consents to assignment to the Collateral Agent of any Project Document that the Partnership Guarantors are party to.


                  ii) Each of SSBP, SSPG, Leathers, Elmore and Del Ranch has been duly organized, is validly existing as a limited partnership in good standing under the laws of the State of California, has the partnership power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Agreement Terminating Commitments (the "Agreement Terminating Commitments") among Leathers, Elmore, Del Ranch, The Fuji Bank, Limited, Morgan Guaranty Trust Company and the banks party thereto, the Consents and all Financing Documents and Project Documents entered into on or about the Closing Date to which it is a party (including, without limitation, all amendments, modifications or supplements thereto) and to carry on its business and to own, lease and operate its properties as described in the Offering Circular, and is duly registered or has obtained a certificate of authority and is in good standing as a foreign limited partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such registration or authorization, except where the failure to so qualify or be in good standing would not have a material adverse impact on the financial condition or results of operations of the Funding Corporation and the Guarantors, taken as a whole.

                  iii) Vulcan has been duly organized, is validly existing as a general partnership in good standing under the laws of the State of California, has the partnership power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Consents, all Financing Documents and Project Documents entered into on or about the Closing Date to which it is a party (including, without limitation, all amendments, modifications or supplements thereto) and the Stock Acquisition Agreement among Magma, CalEnergy Imperial Valley Company, Inc., Vulcan and CEOC (the "Stock Acquisition Agreement") and to carry on its business and to own, lease and operate its properties as described in the Offering Circular, and is duly registered or has obtained a certificate of authority and is in good standing as a foreign general partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such registration or authorization, except where the failure to so qualify or be in good standing would not have a material adverse impact on the financial condition or results of operations of the Funding Corporation and the Guarantors, taken as a whole.

                  iv) Each of CalEnergy Imperial Valley Company, Inc., Fish Lake, CEOC, BN/Geothermal and SSRC has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Consents, all Financing Documents and Project Documents entered into on or about the Closing Date to which it is a party (including, without limitation, all amendments, modifications, or supplements thereto) and the Stock Acquisition Agreement and to carry on its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse impact on the financial condition or results of operations of the Funding Corporation and the Guarantors, taken as a whole.

                  v) SSPC has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Nevada, has the power and authority to execute the Purchase Agreement, the Consents and all Financing Documents and Project Documents entered into on or about the Closing Date to which SSBP and SSPG are party (including, without limitation, all amendments, modifications or supplements thereto) on behalf of each of SSBP and SSPG, to execute, deliver and perform its obligations under the Consents and all Financing Documents and Project Documents entered into on or about the Closing Date (including, without limitation, all amendments, modifications or supplements thereto) to which SSPC is party and to carry on its business as it is currently being conducted and as proposed to be conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse impact on the financial condition or results of operations of the Funding Corporation and the Guarantors, taken as a whole.

                  vi) VPC has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Nevada, has the corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Stock Acquisition Agreement, the Consents and all Financing Documents and Project Documents entered into on or about the Closing Date (including, without limitation, all amendments, modifications or supplements thereto) to which such Person is a party and to carry on its business as it is currently being conducted and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse impact on the financial condition or results of operations of the Funding Corporation and the Guarantors, taken as a whole.

                  vii) Magma has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Nevada, has the corporate power and authority to execute, deliver and perform its obligations under the Consents, the Stock Acquisition Agreement and all Financing Documents and Project Documents entered into on or about the Closing Date (including, without limitation, all amendments, modifications or supplements thereto) to which it is a party and to carry on its business and to own, lease and operate its properties as currently being conducted and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse impact on the financial condition or results of operations of the Funding Corporation and the Guarantors, taken as a whole.

                  viii) Cal Energy has been duly organized, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the power and authority to carry on its business and to own, lease and operate its properties as currently being conducted, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse impact on the financial condition or results of operations of the Funding Corporation and the Guarantors, taken as a whole.

                  ix) The Purchase Agreement, the Supplemental Indenture, and each Financing Document and Project Document entered into on or about the Closing Date to which the Funding Corporation is a party to has been duly authorized, executed and delivered by the Funding Corporation and each such agreement (other than the Purchase Agreement) constitutes a valid and binding obligation of the Funding Corporation enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

                  x) The Purchase Agreement, each Consent, the Agreement Terminating Commitments, the Stock Acquisition Agreement and each Financing Document and Project Document entered into on or about the Closing Date (including, without limitation, all amendments, modifications or supplements thereto) to which any of the Guarantors is a party has been duly authorized, executed and delivered by or on behalf of the Guarantors party thereto and each such agreement (other than the Purchase Agreement) constitutes a valid and binding obligation of each of the Guarantors party thereto enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

                  xi) The Stock Acquisition Agreement, each Consent and each Financing Document and Project Document entered into on or about the Closing Date (including, without limitation, all amendments, modifications or supplements thereto) to which Magma is a party has been duly authorized, executed and delivered by Magma and constitutes a valid and binding obligation of Magma enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

                  xii) Each Consent and each Financing Document and Project Document entered into on or about the Closing Date (including, without limitation, all amendments, modifications or supplements thereto) to which SSPC is a party has been duly authorized, executed and delivered by SSPC and constitutes a valid and binding obligation of SSPC enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

                  xiii) The Securities have been duly authorized by the Funding Corporation and have been issued and executed in accordance with the provisions of the Indenture and the Supplemental Indenture and delivered to the Purchaser and constitute valid and binding obligations of the Funding Corporation entitled to the benefits provided by the Indenture, enforceable against it in accordance with their terms, except as the enforceability thereof may be limited by (a) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (b) general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

                  xiv) The execution, delivery and performance of the Purchase Agreement, the Supplemental Indenture, the Consents and all Financing Documents and Project Documents entered into on or about the Closing Date (including, without limitation, all amendments, modifications or supplements thereto) to which the Funding Corporation is a party and the issuance and sale of the Securities by the Funding Corporation will not conflict with or violate
(A) the certificate of incorporation or by-laws of the Funding Corporation,
(B) to the best of my knowledge after due inquiry, any agreement or instrument to which the Funding Corporation is a party or by which the Funding Corporation is bound or to which any of the properties of the Funding Corporation is subject, or result in the creation or imposition of any mortgage, lien, charge or encumbrance upon any of the material properties or assets of the Funding Corporation pursuant to the terms of any mortgage, indenture, agreement or instrument to which the Funding Corporation is a party or by which it is bound or (C) to the best of my knowledge after due inquiry, result in a violation of any statute, rule, regulation, order, judgment or decree of any court or governmental agency, body or authority having jurisdiction over the Funding Corporation, except, in the case of clauses (B) and (C), for such conflicts, breaches, encumbrances, violations or defaults that, in the aggregate, would not have a material adverse effect on the financial condition, business or results of operations of the Funding Corporation and the Guarantors, taken as a whole or the enforceability of the Financing Documents, Consents or Project Documents.

                  xv) The execution, delivery and performance of the Purchase Agreement, the Consents, the Agreement Terminating Commitments, the Stock Acquisition Agreement and all Financing Documents and Project Documents entered into on or about the Closing Date to which the Guarantors, SSPC, Magma or CalEnergy is a party will not (A) conflict with or violate the certificate of incorporation or by-laws or certificate of limited or general partnership or partnership agreement of any of the Guarantors, SSPC, Magma or CalEnergy or
(B) to the best of my knowledge after due inquiry, require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement, indenture or other instrument to which any of the Guarantors, SSPC, Magma or CalEnergy is a party or by which any of the Guarantors, SSPC, Magma or CalEnergy or their respective properties is bound, or result in a violation of any statute, rule, regulation, order, judgment or decree of any court or governmental agency, body or authority having jurisdiction over any of the Guarantors, SSPC, Magma or CalEnergy or their respective properties or (except as contemplated by the Financing Documents) result in the creation or imposition of any mortgage, lien, charge or encumbrance upon any of the material properties or assets of any of the Guarantors, SSPC, Magma or CalEnergy pursuant to the terms of any mortgage, indenture, agreement or instrument to which any of the Guarantors, SSPC, Magma or CalEnergy is a party or by which it or they are bound, except, in the case of clauses (B) and (C), for such conflicts, breaches, encumbrances, violations or defaults that, in the aggregate, would not have a material adverse effect on the financial condition, business or results of operations of the Funding Corporation and the Guarantors, taken as a whole or the enforceability of the Financing Documents, Consents or Project Documents.

                  xvi) To the best of my knowledge after due inquiry, the execution, delivery and performance of the Purchase Agreement, the Consents, the Agreement Terminating Commitments, the Stock Acquisition Agreement and all Financing Documents and Project Documents entered into on or about the Closing Date, to which any of the Funding Corporation, the Guarantors, SSPC, Magma and CalEnergy is a party (A) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body, (B) will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, (1) the certificate of incorporation or by-laws of CalEnergy or (2) any agreement, indenture or other instrument to which CalEnergy or any of its subsidiaries is a party or by which CalEnergy or any of its material property is bound, or (C) will not violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to CalEnergy or any of its material properties or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the material properties or assets of CalEnergy pursuant to the terms of any mortgage, indenture, agreement or instrument to which CalEnergy or any entity owned by CalEnergy is a party or by which it or they are bound, except, in the case of clauses (A),
(B)(2) and (C), for such conflicts, breaches, encumbrances, violations or defaults that, in the aggregate, would not have a material adverse effect on the financial condition, business or results of operations of the Guarantors and the Funding Corporation, taken as a whole or the enforceability of the Financing Documents, Consents or Project Documents.

                  xvii) All partnership interests or other ownership interest in SSBP and SSPG have been duly and validly authorized, and are owned of record, to the best of my knowledge after due inquiry, beneficially by SSBP, SSPC and Magma, and, to the best of my knowledge after due inquiry, there are no security interests, claims, liens, encumbrances or adverse interests of any nature on the partnership interests in SSBP and SSPG except for the liens contemplated by the Partnership Interest Pledge Agreement and the other Financing Documents. To the best of my knowledge after due inquiry, there are no outstanding subscriptions, warrants, conversion rights, calls, options, rights, commitments or agreements by which SSBP, SSPG, SSPC and Magma is bound calling for the issuance of ownership interests in SSBP and SSPG except as contemplated by the Financing Documents.

                  xviii) All the outstanding shares of common stock (par value $.01 per share), of the Funding Corporation, Fish Lake, VPC, CEOC and SSRC have been duly authorized and validly issued, are fully paid, non-assessable and, to the best of my knowledge after due inquiry, are not subject to any preemptive or similar rights and are owned by Magma and the Funding Corporation, free and clear of any security interest, claim, lien or encumbrance, except for the liens contemplated by the Financing Documents, and all such shares have been issued in accordance with applicable federal and state securities laws. To the best of my knowledge after due inquiry, there are no outstanding subscriptions, warrants, conversion rights, calls, options, rights, commitments or agreements by which the Funding Corporation, Fish Lake, VPC, CEOC and SSRC is bound calling for the issuance of shares of common stock of the Funding Corporation, Fish Lake, VPC, CEOC and SSRC or for the issuance of any securities convertible into shares of common stock of the Funding Corporation, Fish Lake, VPC, CEOC and SSRC except as contemplated by the Financing Documents.

                  xix) All partnership interests or other ownership interests in Vulcan have been duly and validly authorized, and are owned of record, to the best of my knowledge after due inquiry, beneficially by VPC and BN/Geothermal and, to the best of my knowledge after due inquiry, there are no security interests, claims, liens, encumbrances or adverse interests of any nature on the partnership interests in Vulcan except for the liens contemplated by the Partnership Interest Pledge Agreement and the other Financing Documents. To the best of my knowledge after due inquiry, there are no outstanding subscriptions, warrants, conversion rights, calls, options, rights, commitments or agreements by which VPC, BN/Geothermal and Vulcan is bound calling for the issuance of ownership interests in Vulcan except as contemplated by the Financing Documents.

                  xx) All the outstanding shares of common stock (par value $.01 per share), of BN/Geothermal have been duly authorized and validly issued, are fully paid, non-assessable and, to the best of my knowledge after due inquiry, are not subject to any preemptive or similar rights and are owned by VPC, free and clear of any security interest, claim, lien or encumbrance, except for the liens contemplated by the Financing Documents, and all such shares have been issued in accordance with applicable federal and state securities laws. To the best of my knowledge after due inquiry, there are no outstanding subscriptions,

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warrants, conversion rights, calls, options, rights, commitments or agreements by which BN/Geothermal is bound calling for the issuance of shares of common stock of BN/Geothermal or for the issuance of any securities convertible into shares of common stock of BN/Geothermal except as contemplated by the Financing Documents.

                  xxi) All partnership interests or other ownership interests in Leathers, Elmore and Del Ranch have been duly and validly authorized, and are owned of record, to the best of my knowledge after due inquiry, beneficially by CEOC, Niguel, Conejo, San Felipe and Magma, and, to the best of my knowledge after due inquiry, there are no security interests, claims, liens, encumbrances or adverse interests of any nature on the partnership interests in Leathers, Elmore and Del Ranch except for the liens contemplated by the Partnership Interest Pledge Agreement and the other Financing Documents. To the best of my knowledge after due inquiry, there are no outstanding subscriptions, warrants, conversion rights, calls, options, rights, commitments or agreements by which Leathers, Elmore, Del Ranch, CEOC, Niguel, Conejo, San Felipe and Magma is bound calling for the issuance of ownership interests in Leathers, Elmore, and Del Ranch except as contemplated by the Financing Documents.

                  xxii) All the outstanding shares of common stock (par value $.01 per share), of Niguel, Conejo and San Felipe have been duly authorized and validly issued, are fully paid, non-assessable and, to the best of my knowledge after due inquiry, are not subject to any preemptive or similar rights and are owned by CEOC free and clear of any security interest, claim, lien or encumbrance, except for the liens contemplated by the Financing Documents, and all such shares have been issued in accordance with applicable federal and state securities laws. To the best of my knowledge after due inquiry, there are no outstanding subscriptions, warrants, conversion rights, calls, options, rights, commitments or agreements by which Niguel, Conejo and San Felipe is bound calling for the issuance of shares of common stock of Niguel, Conejo and San Felipe or for the issuance of any securities convertible into shares of common stock of Niguel, Conejo and San Felipe except as contemplated by the Financing Documents.

                  xxiii) Each UCC Financing Statement is in appropriate form for filing in the Office of the Secretary of State of the State of Nebraska. Upon the proper filing of each such UCC Financing Statement in the Office of the Secretary of State of the State of Nebraska, the security interest in favor of the Collateral Agent on behalf of and for the benefit of the Secured Parties and the Funding Corporation in the Collateral described in such financing statement which is subject to Article 9 of the Nebraska Uniform Commercial Code will be perfected to the extent a security interest in such Collateral can be perfected by filing a financing statement under the provisions of the UCC. For purposes of this opinion, the General Counsel of the Funding Corporation and the Guarantors may rely on the opinion of the assistant general counsel of the Funding Corporation and the Guarantors.

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                  xxiv) To the best of my knowledge after due inquiry, except as set forth in the Offering Circular, there are no pending or threatened legal or governmental actions, suits or proceedings against or involving the Funding Corporation or the Guarantors of any of their respective properties,
(i) of a character required to be disclosed in the Offering Circular which is not adequately disclosed in the Offering Circular or (ii) that if determined adversely to any such party, is reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Funding Corporation and the Guarantors, taken as a whole, or on the ability of the Funding Corporation or the Guarantors to perform their respective material obligations under the Purchase Agreement, the Financing Documents or the Project Documents.

                  xxv) Except as disclosed in the Offering Circular, the Funding Corporation and each Guarantor (i) has obtained each license, permit, certificate, franchise or other governmental authorization which is material to the ownership of their properties or to the conduct of their businesses as described in the Offering Circular and (ii) is in compliance with all terms and conditions of such license, permit certificate, franchise or other governmental authorization, except (x) in either case, where the failure to do so is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Funding Corporation and the Guarantors, taken as a whole,
(y) permits, consents and approvals that may be required for future drilling or operating activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course, and
(z) permits, consents and approvals for development or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course.

                  xxvi) Neither the Funding Corporation nor any of the Guarantors is, and neither such party owns or controls or, to the best of such counsel's knowledge, is owned or controlled by an "investment company" that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

                  xxvii) There are no mortgage taxes or filing fees payable to the State of Nebraska or any of its political subdivisions as a consequence of the execution or delivery of the Purchase Agreement, the Consents and/or the Financing Documents and the Project Documents entered into on or about the Closing Date (including, without limitation, all amendments, modifications or supplements thereto) or the creation of the indebtedness evidenced or secured by any of the Financing Documents entered into on or about the Closing Date or the filing or recording of any of the Purchase Agreement, the Consents and/or the Financing Documents and the Project Documents entered into on or about the Closing Date (including, without limitation, all

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


amendments, modifications or supplements thereto), except (i) normal filing fees payable to the Secretary of State of the State of Nebraska; and (ii) any fee or charge payable to any entity whose services may have been used to assist in such filing and recordation. We express no opinion, however, with respect to any income, franchise, sales, withholding, business license or other tax that may result from the transactions contemplated by the Purchase Agreement, the Consents and/or the Financing Documents and the Project Documents entered into on or about the Closing Date or the performance of the obligations described therein, including the payments of the indebtedness evidenced by the Financing Documents entered into on or about the Closing Date. For purposes of this opinion, the General Counsel of the Funding Corporation and the Guarantors may rely on the opinion of the assistant general counsel of the Funding Corporation and the Guarantors.

                  xxviii) Such counsel has participated in conferences with representatives of the Funding Corporation and the Guarantors, some of which have been attended by the Purchaser and its counsel, at which conferences the contents of the Preliminary Offering Circular and the Offering Circular and related matters were discussed, and, although such counsel has not independently checked or verified and is not passing upon and assumes no responsibility for the factual accuracy, completeness or fairness of the statements contained in the Offering Circular, based on the foregoing, no facts have come to such counsel's attention which cause such counsel to believe that (except for the financial statements, related schedules and other financial and statistical information and expert's reports contained therein or omitted therefrom as to all of which such counsel does not express any belief) the Offering Circular, as of the date of the Offering Circular and the Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                            The Trustee, for the benefit of the Holders of the
Securities, may rely on my opinion dated July 21, 1995 issued in connection with the initial sale of the Series A Securities, the Series B Securities and the Series C Securities, it being acknowledged that such opinion is rendered only as of the date hereof.


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